CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND

CORNERCAP SMALL-CAP VALUE FUND

CORNERCAP CONTRARIAN FUND

Supplement to Statement of Additional Information

Dated July 5, 2007

This Supplement to the Statement of Additional Information (“SAI”) dated July 28, 2006 for the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund and CornerCap Contrarian Fund (each a “Fund”, collectively, the “Funds”), each a series of CornerCap Group of Funds, updates the SAI to include revised information as described below.  For further information, please contact the Funds toll-free at 1-(888) 813-8637.  You may also obtain additional copies of the Funds’ SAI, free of charge, by writing to the Funds c/o ALPS, P.O. Box 328, Denver, CO 80201-0328, or by calling the Funds toll-free at the number above.

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The first paragraph under the “Investment Objectives, Policies and Risks – Investments in Foreign Securities” section of the SAI is hereby replaced in its entirety with the following:

As explained in the Prospectus, the Contrarian Fund may invest up to 20% of its assets in securities of foreign issuers through American Depository Receipts (“ADRs”). The Balanced Fund and the Small-Cap Fund may each invest up to 10% of their assets in securities of foreign issuers through ADRs. Notwithstanding the foregoing, each of the Funds may also invest in foreign securities traded on U.S. national exchanges, over-the-counter exchanges and foreign exchanges.

ADRs provide a method whereby the Funds may invest in securities issued by foreign companies whose principal business activities are outside the United States. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs in registered form are designed for use in U.S. securities markets.

Investors Should Retain This Supplement for Future Reference

US2000 10139596.2